UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  July 24, 2024
MID PENN BANCORP, INC.
(Exact Name of Registrant as Specified in its Charter)

Pennsylvania	1-13677	25-1666413
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2407 Park Drive Harrisburg, Pennsylvania	1.866.642.7736	17110
(Address of Principal Executive Offices)	(Registrant’s telephone number, including area code)	(Zip Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value per share	MPB	The NASDAQ Stock Market LLC
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b) )

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4( c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

MID PENN BANCORP, INC.
CURRENT REPORT ON FORM 8-K
ITEM 2.02    RESULTS OF OPERATIONS AND FINANCIAL CONDITION
On July 24, 2024, Mid Penn Bancorp, Inc. (the "Corporation") issued a press release discussing its financial results for the quarter ended June 30, 2024.  A copy of the Corporation’s press release dated July 24, 2024 is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

ITEM 5.02     DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
On July 22, 2024, Mid Penn Bank, the wholly-owned bank subsidiary of Mid Penn Bancorp, Inc., announced the appointment of Jeffrey Wolff, CPA, as Chief Accounting Officer and Senior Vice President. Mr. Wolff, age 56, has over 24 years of accounting experience and, prior to that, served in the United States Marine Corps. Mr. Wolff most recently held the position of Director of Close and Consolidation for Santander Bank (Wyomissing, Pennsylvania) from May 2015 to July 2024. Prior to his time with Santander Bank, Mr. Wolff served as Controller of SP Industries, Inc. (Warminster, Pennsylvania) from September 2013 to May 2015. A certified public accountant, Mr. Wolff is a graduate of Villanova University where he received a Bachelor of Science in Accounting.
In connection with his appointment, Mr. Wolff will receive an annual base salary of $215,000, will be provided a $30,000 signing bonus in the form of a forgivable note after one month of employment, and be eligible to participate in Mid Penn Bank's incentive, retirement and benefit plans as made available to similarly situated employees.
There are no family relationships between Mr. Wolff and any director, executive officer or any person nominated or chosen by Mid Penn Bancorp., Inc. to become a director or executive officer. No information is required to be disclosed with respect to Mr. Wolff pursuant to Item 404(a) of Regulation S-K.
ITEM 8.01    OTHER EVENTS
Additionally, on July 24, 2024, the Corporation announced that its Board of Directors declared a quarterly cash dividend of $0.20 per common share payable on August 26, 2024 to shareholders of record as of August 9, 2024.
ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS
(d)Exhibits.

99.1	Press release, dated July 24, 2024, of Mid Penn Bancorp, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MID PENN BANCORP, INC. (Registrant)

Date: July 24, 2024	By:	/s/ Rory G. Ritrievi
Rory G. Ritrievi
President and Chief Executive Officer